Exhibit 99.1

FLAME ACQUISITION CORP. ANNOUNCES STOCKHOLDER APPROVAL OF EXTENSION PROPOSAL

HOUSTON, TX. – Flame Acquisition Corp. (“Flame”) today announced the results for the proposal considered and voted upon by its stockholders at its special meeting on February 27, 2023. Flame reported that the proposal to amend Flame’s amended and restated certificate of incorporation to extend the date by which Flame has to consummate a business combination was approved by the requisite number of shares of Flame common stock voted at the special meeting. A Current Report on Form 8-K disclosing the full voting results will be filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023.

ABOUT FLAME ACQUISITION CORP.

Flame is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in North America.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed Business Combination (as defined in the Current Report on Form 8-K filed with the SEC on November 2, 2022) between Flame and Sable Offshore Holdings LLC, a Delaware limited liability company (“Sable”). In connection with the proposed Business Combination, Flame filed with the SEC a preliminary proxy statement on Schedule 14A on November 10, 2022 (as may be amended from time to time, including on December 23, 2022 and January 27, 2023, the “Proxy Statement”). Flame may also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement which will be sent or given to the Flame stockholders will contain important information about the proposed Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), WHICH IS CURRENTLY AVAILABLE, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT (AS DEFINED IN THE PROXY STATEMENT). You may obtain a free copy of the Proxy Statement and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.Flameacq.com.

PARTICIPANTS IN THE SOLICITATION

Flame and its directors and officers may be deemed participants in the solicitation of proxies of Flame’s stockholders in connection with the Business Combination. Flame’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Flame in Flame’s Registration Statement on Form S-1, which was initially filed with the SEC on February 5, 2021 and amended on February 18, 2021 and February 22, 2021, in Flame’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 4, 2022, and the Proxy Statement, including the preliminary proxy statement contained therein.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Flame’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting will be set forth in the proxy statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the proxy statement.

FORWARD-LOOKING STATEMENTS

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning the SYU Assets (as defined in the Proxy Statement), Sable’s or Flame’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable’s ability to close the transaction to acquire the SYU Assets and Flame’s ability to close the transaction with Sable. When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are based on Sable’s and Flame’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable and Flame disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Sable and Flame caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable and Flame, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Sable, Flame or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Flame, to obtain financing to complete the Business Combination or to satisfy other conditions to closing the Business Combination; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (e) the ability to recommence production of the SYU Assets and the cost and time required therefor, and production levels once recommenced; (f) commodity price volatility, low prices for oil, natural gas and/or natural gas liquids, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) Flame’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the Business Combination. While forward-looking statements are based on assumptions and analyses that management of Flame and Sable believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Proxy Statement and other documents filed by Flame from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Flame and Sable assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Flame nor Sable gives any assurance that any of Flame, Sable or the combined company will achieve its expectations.

Contacts:

Investor Contact:

Gregory D. Patrinely, Chief Financial Officer and Secretary

Email: gpatrinely@flameacq.com